J.P. Morgan Institutional Funds
Supplement dated February 3, 2000, to the following Prospectus:

J.P. Morgan Institutional U.S. Equity Funds, dated October 1, 1999

The second paragraph under the heading "Portfolio Management" on page 6 with respect to J.P. Morgan Institutional U.S. Small Company Fund is hereby replaced with the following:

         The portfolio management team is led by Marian U. Pardo, managing director, and Alexandra F. Wells, vice president. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Wells joined the team in March 1998 and has been with J.P. Morgan since 1992. Prior to managing the fund, Ms. Wells managed large cap equity portfolios, and prior to that served as an equity research analyst.